SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SECURE COMPUTING CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

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SECURE COMPUTING CORPORATION

4810 Harwood Road

San Jose, California 95124

(408) 979-6100

Dear Secure Computing Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Pruneyard Inn, 1995 South Bascom Avenue, Campbell, CA 95008, at 10:00 a.m., local time, on Wednesday, May 5, 2004.

The Notice of Annual Meeting of Stockholders and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about Secure Computing.

We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date, and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.

On behalf of the board of directors, we would like to thank you for your continued interest in Secure Computing. We look forward to seeing you at the Annual Meeting.

Sincerely,

John McNulty	Tim McGurran
Chairman of the Board and Chief Executive Officer	President and Chief Operating Officer Member, Board of Directors

April 5, 2004

SECURE COMPUTING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 5, 2004

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Secure Computing Corporation, a Delaware corporation (the “Company”), will be held at the Pruneyard Inn, 1995 South Bascom Avenue, Campbell, California, at 10:00 a.m., local time, on Wednesday, May 5, 2004 for the following purposes:

1.	To elect two directors of the Company to serve for a three year term that expires upon the Annual Meeting of Stockholders in 2007, or until their successors are duly elected;

2.	To amend the Company’s Restated Certificate of incorporation to increase the number of shares of common stock reserved for issuance from 50,000,000 shares to 100,000,000 shares;

3.	To amend our 2002 Stock Option Plan to increase the number of shares available for issuance by 2,500,000 shares;

4.	To amend our Employee Stock Purchase Plan to increase the number of shares available for issuance by 1,000,000 shares;

5.	To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2004; and

6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record of our common stock at the close of business on March 15, 2004, the Record Date, are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by proxy either by phone, by Internet or by signing and returning the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. See the instructions on the Proxy Card for your voting options. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

Mary K. Budge

Secretary

San Jose, California

April 5, 2004

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EITHER VOTE BY PHONE, BY INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

SECURE COMPUTING CORPORATION

PROXY STATEMENT

FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Secure Computing Corporation, a Delaware corporation, for use at our Annual Meeting of Stockholders to be held on Wednesday, May 5, 2004 at 10:00 a.m., Pacific Daylight Time, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Pruneyard Inn, 1995 South Bascom Avenue, Campbell, California. Our headquarters are located at 4810 Harwood Road, San Jose, California 95124, and our telephone number at that location is (408) 979-6100.

These proxy solicitation materials were mailed on or about April 5, 2004, together with our 2003 Annual Report on Form 10K, to all stockholders entitled to vote at the Annual Meeting.

In this Proxy Statement, “Secure Computing”, “Company”, “registrant”, “we”, “us”, and “our” refer to Secure Computing Corporation.

Record Date

Stockholders of record at the close of business on March 15, 2004 (the “Record Date”) are entitled to notice of and to vote at the meeting. As of the Record Date, 35,439,858 shares of our common stock were issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting at the Annual Meeting

On all matters to be presented at the Annual Meeting, each share has one vote. The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes of the outstanding shares of common stock present or represented by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the shares of outstanding common stock is required to amend our Restated Certificate of Incorporation to increase our authorized shares. The affirmative vote of a majority of the votes duly cast is required to approve Proposals Three through Five.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on any of the proposals. Under the General Corporation Law of the State of

Delaware, the state where we are incorporated, an abstaining vote is not deemed to be a “vote cast.” A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proxies

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of Secure Computing bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by our Secretary prior to the taking of the vote at the Annual Meeting.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by us. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers, and employees of Secure Computing may also solicit proxies in person or by telephone, e-mail, letter or facsimile. Such directors, officers, and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Procedure for Submitting Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy materials for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. In order to be included in our proxy materials for the next annual meeting, stockholder proposals must be received by us no later than December 31, 2004, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board of Directors currently consists of seven persons, divided into three classes serving staggered terms of office. Currently there are three directors of Class I (Robert J. Frankenberg, John McNulty, and James Jordan), two directors of Class II (Steven M. Puricelli and Timothy McGurran), and two directors of Class III (Eric P. Rundquist and Alexander Zakupowsky, Jr.). Two Class II directors are to be elected at the Annual Meeting. The Class II directors elected at the Annual Meeting will serve for a three-year term, until the Annual Meeting of Stockholders in 2007, or until their successors have been duly elected and qualified. The Nominating/Corporate Governance Committee has recommended to the Board of Directors that Messrs. Puricelli and McGurran be nominated as the Class II directors to be elected at the Annual Meeting.

Vote Required

A plurality of votes duly cast at the Annual Meeting will be required to elect the director.

The Board of Directors recommends a vote “For” the election of all nominees for the directors named below.

Directors and Nominees for Director

The following table sets forth the name, age, and certain other information regarding the nominees for director.

Name	Age	Principal Occupation
Stephen M. Puricelli	51	Partner, Corporate Venture Partners
Timothy McGurran	41	President, Chief Operating Officer

STEPHEN M. PURICELLI has been a director of Secure Computing since February 1990. Mr. Puricelli has been a private investor since 2003. Prior to 2003, Mr. Puricelli was a General Partner of Costine Associates, L.P., the general partner of Corporate Venture Partners.

TIMOTHY P. MCGURRAN has been a director of Secure Computing since January 2002. Mr. McGurran is our President and Chief Operating Officer. Mr. McGurran first joined us as Senior Vice President of Operations and Chief Financial Officer in May 1996 and assumed the positions of President and Chief Operating Officer in March 2001. From 1984 until joining us, he was at Ernst & Young LLP, where his last position was Senior Manager.

Our remaining directors as of the date of this Proxy Statement, and certain information about them as of the Record Date, are set forth below:

ROBERT J. FRANKENBERG has been a director of Secure Computing since December 1996. Mr. Frankenberg is the owner of Net Ventures, a management consulting firm. From April 1994 to August 1996, he was President, Chief Executive Officer, and a director of Novell, Inc. Mr. Frankenberg was also Chairman of the Board of Novell, Inc. from August 1994 to August 1996. From June 1969 to April 1994 Mr. Frankenberg held various development, marketing, and general management positions at Hewlett Packard, including his last assignment from January 1991 to April 1994 as the Personal Information Products Group VP and General Manager. Mr. Frankenberg currently serves as a director on the boards of Electroglas, Inc., Scansoft, Inc., Extended Systems, Inc., and National Semiconductor Corporation.

JOHN E. MCNULTY, is our Chairman and Chief Executive Officer. Mr. McNulty first joined us as President and Chief Operating Officer in May 1999, and assumed the positions of Chairman of the Board and Chief Executive Officer in July 1999. From 1997 until joining us, he served as Senior Vice President of Sales, Services, and Business Development at Genesys Telecommunications Laboratories, a leading independent software company in the computer telephony integration environment. Mr. McNulty was also previously with Intel Corporation, the world’s leading semiconductor manufacturer, where he held a number of positions, including Director of Marketing and Business Development for the Enterprise Server Group, which he launched.

JAMES F. JORDAN has been a director of Secure Computing since May 2000. Mr. Jordan has been a private investor since 1995. Mr. Jordan has served as CEO and President of Kalpana and Telebit. Prior to that he was Executive Vice President of Ungermann-Bass.

ERIC P. RUNDQUIST has been a director of Secure Computing since August 1996 and prior to its acquisition by us was a director of Enigma Logic, Inc. from 1994 to August 1996. Mr. Rundquist is the former President and Chief Executive Officer of Eric Thomas, Inc., a firm that assists medium to large corporations in managing their federal and state income, sales and property tax matters.

ALEXANDER ZAKUPOWSKY, JR. has been a director of Secure Computing since October 1998. Mr. Zakupowsky is a member of the law firm of Miller & Chevalier, Chartered. He has been with that law firm since March 1984.

None of the directors are related to any other director or to any executive officer.

CORPORATE GOVERNANCE OF THE COMPANY

Board of Directors Meetings

Members of the Board of Directors are kept informed regarding the Company’s business through discussions with the Chairman and Chief Executive Officer, the President and Chief Operating Officer, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

During fiscal 2003, the Board of Directors held four meetings (including regularly scheduled and special meetings), and all of the incumbent directors attended 75% or more of the meetings of the Board of Directors and committees, if any, upon which such directors served. Certain matters were approved by the Board of Directors by unanimous written consent.

Annual Meeting Attendance Policy

The Company does not have a policy with regard to directors’ attendance at annual meetings of stockholders. One Outside Director attended our 2003 Annual Meeting of Stockholders.

Business Conduct and Corporate Governance

The Board of Directors has formally adopted the Company’s Business Code of Conduct and Ethics which applies to all of our employees, officers and directors. Our Board of Directors has also formally adopted a separate Code of Ethics for Finance, which applies to our Chief Executive Officer, President, Chief Financial Officer, Controller, and all other financial and accounting employees. Copies of these policies are available on our website at http://www.securecomputing.com.

Committees of the Board of Directors

The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee.

Audit Committee.    During 2003, our Audit Committee consisted of Messrs. Rundquist (Chairman), Puricelli, and Zakupowsky. Each Audit Committee member satisfies the audit committee independence standards under the Sarbanes-Oxley Act of 2002 and meets the Nasdaq independence requirements. The Board of Directors has designated both Eric Rundquist and Alexander Zakupowsky as fulfilling the qualification requirements of an “audit committee financial expert” as set forth in recently adopted SEC regulations. The Audit Committee appoints and provides for the compensation of the independent auditors, reviews the scope and findings of the completed audit, and reviews the adequacy and effectiveness of our accounting policies and system of internal accounting controls. A copy of the Audit Committee’s Charter can be found on our website at http://www.securecomputing.com. The Audit Committee met five times during 2003.

Compensation Committee.    During 2003, our Compensation Committee consisted of Messrs. Puricelli (Chairman), Frankenberg and Jordan. All of the Compensation Committee members satisfy the independence requirements of the Nasdaq. The Compensation Committee annually reviews and acts upon the Chief Executive Officer’s compensation package and sets compensation policy for the other employees, as well as acting upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers our amended and restated 1995 Omnibus Stock Plan, our Employee Stock Purchase Plan, our 2002 Stock Option Plan, and our N2H2 Stock Plans. The Compensation Committee met once during 2003.

Nominating/Corporate Governance Committee.    During 2003, our Nominating/Corporate Governance Committee (the “Nominating Committee”) consisted of Messrs. Zakupowsky (Chairman), Rundquist and Frankenberg. Each Nominating Committee member satisfies the audit committee independence standards under the Sarbanes-Oxley Act of 2002 and meets the Nasdaq independence requirements. Our Nominating Committee advises and makes recommendations to the Board of Directors on all matters concerning the selection of candidates as nominees for election as directors, develops and recommends to the Board of Directors corporate governance guidelines, and provides oversight with respect to corporate governance and ethical conduct. The responsibilities of the Nominating Committee are set forth in the Nominating/Corporate Governance Committee Charter, a copy of which can be found at: http://www.securecomputing.com. The committee met two times during 2003.

The information below describes the criteria and process that the Nominating Committee uses to evaluate future candidates to the Board of Directors:

Criteria for Nomination to the Board of Directors.    The Nominating Committee will consider the appropriate balance of experience, skills and characteristics required of the Board of Directors, and will seek to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Audit Committee meet the financial literacy requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC. Nominees for director will be selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholders Proposals for Nominees.    The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of our common stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Procedure for Submitting Stockholder Proposals” above.

Process for Identifying and Evaluating Nominees. The process for identifying and evaluating nominees to the Board of Directors will be initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board and, if the Nominating Committee deems appropriate, a third-party search firm. These candidates will be evaluated by the Nominating Committee by reviewing the candidates’ biographical information and qualification and checking the candidates’ references, and qualified nominees will be interviewed by at least one member of the Nominating Committee. Serious candidates will meet with all members of the Board, and using the input from such interviews and the information obtained by the Nominating Committee, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that the Board nominate, or elect to fill a vacancy, with one of these final prospective candidates. Candidates recommended by the Nominating Committee will be presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy.

The Nominating Committee expects that a similar process will be used to evaluate nominees recommended by stockholders. However, to date, the Company has not received any stockholder’s proposal to nominate a director.

Board Nominees for the 2004 Annual Meeting. The nominees for this Annual Meeting, Stephen M. Puricelli and Timothy McGurran, were selected by the Board of directors in January, 2004.

Board of Directors’ Evaluation

On an annual basis, the Board of Directors conduct an evaluation of the Chairman of the Board, an evaluation of the Board of Directors, and a self-evaluation of the Board’s performance during the year. The collective ratings and comments of the Directors are compiled and presented by the Chairman of the Board for discussion, for the assessment of progress in the areas targeted for improvement from the previous year, and for the development of recommendations to enhance the Board’s effectiveness over the next year.

How to Contact the Board of Directors

Interested parties wishing to contact the non-management directors of Secure Computing may do so by sending an email to board@securecomputing.com, or by writing to them at the following address: Corporate Secretary, 4810 Harwood Road, San Jose, CA 95124. All emails and letters received by either of these two methods will be categorized and processed by Secure Computing’s corporate secretary, and then forwarded to Secure Computing’s non-management directors.

Director Compensation

Effective January 2003, on an annual basis each member of the Board of Directors who is not an employee of Secure Computing (an “Outside Director”), following an Annual Meeting of Stockholders, is granted, by virtue of serving as an Outside Director, an option to purchase 8,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on the date of grant. These stock options vest in quarterly increments and become fully exercisable on the date of the Annual Meeting of Stockholders next following the grant of the option and expire 10 years from the date of grant. Outside Directors who are elected between Annual Meetings are granted an option on terms similar to those awarded at an Annual Meeting of Stockholders, except that the number of shares covered by such option is pro-rated to reflect the number of months that have expired from the date of the prior Annual Meeting. In addition, each Director receives an annual stipend. In 2003, the annual stipend was $20,000.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

The Company’s Certificate of Incorporation (the “Certificate”) presently provides that the Company is authorized to issue two classes of stock consisting of 50,000,000 shares of common stock, $0.01 par value per share, and 2,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”). In January 2004, the Board of Directors authorized an amendment to the Certificate, subject to stockholder approval, to increase the authorized number of shares of common stock to 100,000,000 shares. The stockholders are being asked to approve such amendment to the Certificate. The proposed amendment would give the Board the authority to issue additional shares of common stock without requiring future stockholder approval of such issuances except as may be required by applicable law.

The Company currently has authorized 50,000,000 shares of common stock. As of March 15, 2004, 35,439,858 shares of common stock were issued and outstanding; 6,343,110 shares were reserved for future grant or for issuance upon the exercise of outstanding options under the Amended and Restated 1995 Omnibus Stock Plan, 198,253 shares were reserved for future grant or for issuance upon the exercise of outstanding options under the Employee Stock Purchase Plan, 879,784 shares were reserved for future grant or for issuance upon the exercise of outstanding options under the 2002 Stock Option Plan (the “2002 Option Plan”), and an aggregate of 281,305 shares were reserved for issuance upon the exercise of outstanding options under the N2H2, Inc. 1997 Stock Option Plan, as amended, the N2H2, Inc. 1999 Stock Option Plan, the N2H2, Inc. 1999 Nonemployee Director Stock Option Plan, the N2H2, Inc. 1999/2000 Transition Stock Option Plan, the N2H2, Inc. 2002 Stock Option Plan and the Nonqualified Stock Option Agreement dated August 2, 2002 between N2H2, Inc. and Howard Philip Welt, which options were assumed by the Company in connection with the acquisition of N2H2, Inc. Accordingly, as of March 15, 2004, and without giving effect to the proposed adoption of the amendment to the 2002 Stock Option Plan described in this Proxy Statement, the Company had only 6,857,690 shares of authorized but unreserved and unissued common stock.

The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of common stock to ensure that a sufficient amount of common stock will be available in the event the Board of Directors determines that is it necessary or appropriate to issue additional shares of common stock, including, for example, to raise additional capital through the sale of securities, to grant options or other stock incentives to the Company’s employees, to acquire another company or its business or assets, to seek to establish a strategic relationship with a corporate partner or to permit a future stock dividend or stock split. The Board of Directors has no plans, proposals, or arrangements to issue any such shares. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. The holders of common stock of the Company have no preemptive rights.

Vote Required; Recommendation of Board of Directors

The approval of the amendment to the Certificate requires the affirmative vote of a majority of the outstanding shares of common stock of the Company. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE CERTIFICATE AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

PROPOSAL THREE

APPROVAL OF THE 2002 STOCK OPTION PLAN

Proposed Stockholder Action

In June 2002, our Board of Directors adopted the 2002 Stock Option Plan. As described below, the Board of Directors, subject to stockholder approval, has approved an amendment to the 2002 Stock Option Plan to increase by 2,500,000 (from 1,000,000 to 3,500,000) the number of shares of common stock available for issuance under the 2002 Stock Option Plan. A copy of the 2002 Stock Option Plan, as amended, is attached as Appendix A to this Proxy. The purpose of this amendment is to ensure that we have the flexibility to meet our foreseeable future needs for awards to be granted under the 2002 Stock Option Plan. Such needs include providing stock options to the new employees we retained as a result of the acquisition of N2H2, Inc. in October 2003. The stockholders are being asked to approve the 2002 Stock Option Plan in its entirety, including the 2,500,000 shares proposed to be available for past and future grant under the plan.

As of March 15, 2004, an aggregate of 120,216 shares had been issued under the 2002 Stock Option Plan and options to purchase 844,845 shares were outstanding under the 2002 Stock Option Plan, leaving only 34,939 shares available for stock option grants under the 2002 Stock Option Plan. Options outstanding at March 15, 2004 have per share exercise prices ranging from $2.95 to $17.96 or a weighted average per share exercise price of $5.10, and expire 10 years from the date of grant of the option (unless exercised or cancelled prior to that time). All employees are currently eligible to participate in the 2002 Stock Option Plan. Stockholder approval of the 2002 Stock Option Plan, including the proposed increase in the number of shares under the 2002 Stock Option Plan, is also necessary to provide for compensation of non-employee directors, who receive stock option awards for their service.

If the stockholders approve the 2002 Stock Option Plan, as amended, options to purchase an aggregate of 2,534,939 shares of common stock would be available for future stock option grants under the 2002 Stock Option Plan. If the stockholders do not approve the 2002 Stock Option Plan, as amended, then the plan will not be amended at this time.

As of March 15, 2004, our total number of options outstanding, including those in the 2002 Stock Option Plan, were 7,038,001. 462,530 options were available for future grant from all our plans including the 2002 Stock Option Plan. Options outstanding at March 15, 2004 have per share exercise prices ranging from $1.55 to $258.63 or a weighted average per share exercise price of $10.24, and expire 10 years from the date of grant of the option (unless exercised or cancelled prior to that time).

Description Of 2002 Stock Option Plan

Purpose

The purpose of the 2002 Stock Option Plan is to motivate and retain key personnel, including non-employee directors, to produce a superior return to our stockholders by offering such personnel an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate financial performance. As an Internet security software company, competition to attract and retain employees with our competitors is intense. Therefore, competitive compensation arrangements including maintaining an adequate pool of stock options to attract and retain employees and directors is essential for our success.

Administration

The 2002 Stock Option Plan is administered by a committee (the “Committee”) of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee of the Board of Directors currently serves as the Committee that administers the 2002

Stock Option Plan, of which all three members are “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the provisions of the 2002 Stock Option Plan, the Committee has the power to make awards under the 2002 Stock Option Plan, to determine when and to whom awards will be granted, and the form, amount, and other terms and conditions of each award. The Committee has the authority to interpret the 2002 Stock Option Plan and any award or agreement made under the 2002 Stock Option Plan, and to make all other determinations necessary or advisable for the administration of the 2002 Stock Option Plan. The Committee may delegate all or part of its responsibilities under the 2002 Stock Option Plan to any employee.

Number Of Shares And Eligibility

The total number of shares of our common stock reserved for issuance under the 2002 Stock Option Plan is presently 1,000,000 (3,500,000 as the 2002 Stock Option Plan is proposed to be amended), subject to adjustment for future stock splits, stock dividends, and similar changes in capitalization. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such persons, the 2002 Stock Option Plan provides that no participant may presently receive, in any one calendar year, any combination of options and stock appreciation rights relating to more than 750,000 shares of common stock in the aggregate under the 2002 Stock Option Plan.

All of our employees, of the Company or our affiliates, and directors are eligible to receive awards under the 2002 Stock Option Plan at the discretion of the Committee. Incentive stock options have not been granted under the plan because the stockholders of the Company have not approved the plan. If, however, this proposal to adopt the 2002 Stock Option Plan, as amended, is approved by the stockholders at the Annual Meeting, then incentive stock options may be granted to employees. Non-statutory stock options may be awarded by the Committee to employees and individuals who are not employees but who provide services to us or our affiliates in the capacity of an independent contractor.

The 2002 Stock Option Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendments by us (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the recipient and are not required as a matter of law. Any shares of common stock subject to an award under the 2002 Stock Option Plan which are not used because the terms and conditions of the award are not met may again be used for an award under the 2002 Stock Option Plan.

Types Of Awards

Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee.

In addition to the general characteristics of all of the awards described in this Proxy Statement and the provisions of the 2002 Stock Option Plan, the basic characteristics of awards that may be granted under the 2002 Stock Option Plan are as follows:

Incentive And Non-Statutory Stock Options.    Options may be granted to recipients at such exercise prices as the Committee may determine but not less than their fair market value (as defined in the 2002 Stock Option Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (1) no stock option may be granted at less than fair market value, (2) no stock options may be granted more than 10 years after the effective date of the 2002 Stock Option Plan, (3) an incentive and non-statutory stock option shall not be exercisable more than 10 years after the date of grant, and (4) the aggregate fair market value of the shares of our common stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 (measured as of the date of the grant) under the 2002 Stock Option Plan or any other plan. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of our stock.

The purchase price payable upon exercise of options may be payable in cash, or through a reduction of the number of shares of common stock delivered to the participant upon exercise of the option or by delivering stock already owned by the participant (where the fair market value of the shares of common stock withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the applicable award agreement. To the extent permitted by law, the participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price.

Transferability

During the lifetime of a participant to whom an award is granted, only such participant (or such participant’s legal representative) may exercise an option. No award of options may be sold, assigned, exchanged or otherwise transferred, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder. Notwithstanding the foregoing, an award may be transferable to a successor in the event of a participant’s death.

Acceleration Of Awards, Lapse Of Restrictions

The Committee may accelerate vesting requirements and the expiration of the applicable term or restrictions upon such terms and conditions as are set forth in the participant’s agreement, or otherwise in the Committee’s discretion, which may include, without limitation, acceleration resulting from a change in control, fundamental change (as such term is defined in the 2002 Stock Option Plan), a recapitalization, a change in our accounting practices, a change in the participant’s title or employment responsibilities, or the participant’s death, disability or retirement.

Duration, Adjustments, Modifications, Termination

The 2002 Stock Option Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 2002 Stock Option Plan is terminated as described below. However, no stock options may be granted more than 10 years after the effective date of the 2002 Stock Option Plan.

In the event of a fundamental change, recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, the Committee has the discretion to adjust the number and type of shares of common stock available for awards or the number and type of shares of common stock subject to outstanding awards and the option exercise price of outstanding options.

The 2002 Stock Option Plan also gives the Board of Directors the right to terminate, suspend or modify the 2002 Stock Option Plan, except that amendments to the 2002 Stock Option Plan are subject to stockholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

Under the 2002 Stock Option Plan, the Committee may cancel outstanding options in exchange for cash payments to the recipients upon the occurrence of a fundamental change.

Summary Of Federal Tax Considerations

We have been advised by our counsel that awards made under the 2002 Stock Option Plan generally will result in the following tax consequences for United States citizens or residents under current United States federal income tax laws.

Incentive Stock Options

A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time an incentive stock option is granted under the 2002 Stock Option Plan. If certain statutory employment conditions are satisfied at the time of exercise and certain statutory holding period requirements are satisfied before the recipient disposes of shares of common stock acquired pursuant to the exercise of such an option, then no regular taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with such exercise. However, the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to alternative minimum tax. Upon disposition of the shares of common stock after expiration of the statutory holding periods, any gain or loss realized by a recipient will be long-term capital gain or loss. We will not be entitled to a deduction with respect to a disposition of the shares of common stock by a recipient after the expiration of the statutory holding periods.

Except in the event of death and certain tax-free exchanges, if shares of common stock acquired upon the exercise of an incentive stock option are disposed of by the recipient before the expiration of the statutory holding periods (a “disqualifying disposition”), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise of the option. If the disposition is a taxable sale or exchange (and not a gift), the amount realized as compensation will not exceed the gain realized on such disposition. Unless limited by Section 162(m) of the Code, we will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain recognized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively, which will be long-term gain or loss if the optionee has held the shares for more than one year at the time of the disposition. If the recipient pays the option price with shares of common stock that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares of common stock have not been met, the recipient will be treated as having made a disqualifying disposition of such shares of common stock, and the tax consequences of such disqualifying disposition will be as described above.

The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

Non-Statutory Stock Options

A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time a non-statutory stock option is granted under the 2002 Stock Option Plan. At the time of exercise of a non-statutory stock option, the recipient will realize ordinary income, and we will be entitled to a deduction (unless limited by Section 162(m) of the Code), equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. The optionee’s basis in the shares acquired will be equal to the fair market value of such shares on the date of exercise. Upon disposition of the shares of common stock, any gain or loss recognized by the recipient will be taxed as a capital gain or loss, which will be a long-term gain or loss if the optionee has held the shares for more than one year as of the date of the disposition.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF MAJOR INCOME TAX CONSEQUENCES TO OPTIONEES AND SECURE COMPUTING OF THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S OR CONSULTANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

Withholding

The 2002 Stock Option Plan permits us to withhold from awards an amount sufficient to cover any required withholding taxes. If permitted by the Committee, in lieu of cash, a participant may elect to cover withholding obligations through a reduction in the number of shares of common stock to be delivered to such participant or by delivery of shares of common stock already owned by the participant.

Plan Benefits

The following table shows the number of shares of common stock issuable upon exercise of options granted to the Named Executive Officers and named groups under the 2002 Stock Option Plan during the fiscal year ended December 31, 2003. We have no current plans to issue stock options under the 2002 Stock Option Plan to the Named Executive Officers.

Name and Position	Number of Shares(1)
John McNulty, Chief Executive Officer and Chairman	0
Timothy McGurran, President, Chief Operating Officer	0
Timothy Steinkopf, Senior Vice President, Chief Financial Officer	0
Vince Schaivo, Senior Vice President, Worldwide Sales	0
Michael Gallagher, Senior Vice President, Product Development	20,000
Executive Group	20,000
Outside Director Group	0
Non-Executive Officer Employee Group	96,000

(1)	All options granted at fair market value as of the date of grant.

Vote Required And Recommendation

At the Annual Meeting, the stockholders are being asked to approve the adoption of the 2002 Stock Option Plan, as amended. The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the adoption of the 2002 Stock Option Plan, as amended.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2002 STOCK OPTION PLAN, AS AMENDED.

PROPOSAL FOUR

APPROVAL OF AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

Proposed Amendment Requiring Stockholder Approval

The Board of Directors, subject to approval by the stockholders, has approved an amendment to the Employee Stock Purchase Plan (the “Purchase Plan”) to increase by 1,000,000 (from 1,700,000 to 2,700,000) the number of shares of common stock available for issuance under the Purchase Plan. The purpose of this amendment is to ensure that we have flexibility to offer our employees a convenient way to purchase shares of our common stock at a discounted price under the Purchase Plan in the future. The stockholders are being asked to approve the amendment to increase the number of shares of common stock available for issuance under the Purchase Plan by 1,000,000 shares.

As of March 15, 2004, an aggregate of 1,501,747 shares had been issued pursuant to the Purchase Plan. As of the same date, an aggregate of 198,253 shares were available for issuance under the Purchase Plan.

If stockholders approve the amendment to the Purchase Plan, an additional 1,000,000 shares of our common stock will be available for issuance under the Purchase Plan. If the stockholders do not approve the amendment to the Purchase Plan, then the plan will not be amended and the number of shares available for issuance under the Purchase Plan will not increase.

Description Of Employee Stock Purchase Plan

Purpose

The Purchase Plan was approved by the Board of Directors on March 15, 1996, and by the stockholders on May 1, 1996. The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of its common stock and, thus, to develop a stronger incentive to work for our continued success. As an Internet security software company, competition to attract and retain employees with our competitors is intense. The Purchase Plan is an employee stock purchase plan under Section 423 of the Code.

Administration

The Purchase Plan is administered by a committee (the “Committee”) of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee of the Board of Directors has been designated as the Committee to administer the Purchase Plan, of which all three members are “non-employee directors” and “outside directors” for purposes of Section 162(m) of the Code. Subject to the provisions of the Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and to make such uniform rules as may be necessary to carry out its provisions.

Eligibility And Number Of Shares

Up to 1,700,000 (2,700,000 as the Purchase Plan is proposed to be amended) shares of our common stock are currently available for issuance under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of common stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions. Shares of common stock delivered pursuant to the Purchase Plan may be newly issued shares or treasury shares previously acquired by us.

Any of our employees or, subject to approval by the Board of Directors, any of our subsidiaries’ employees are eligible to participate in the Purchase Plan for any Purchase Period (as defined below), so long as on the first date of such Purchase Period the employee is customarily employed at least 20 hours per week. Purchase Period means each quarter of our fiscal year.

Any eligible employee may elect to become a participant in the Purchase Plan for any Purchase Period by filing an enrollment form in advance of the Purchase Period to which it relates. The enrollment form will authorize payroll deductions beginning with the first payday in such Purchase Period and continuing until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate.

No employee may participate in the Purchase Plan if such employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of our stock.

We currently have approximately 382 employees who are eligible to participate in the Purchase Plan.

Participation

An eligible employee who elects to participate in the Purchase Plan authorizes us to make payroll deductions of a specified whole percentage from 1% to 10% of the employee’s gross cash compensation as defined in the Purchase Plan. A participant may, at any time during a Purchase Period, direct us to increase or decrease the amount of deductions (within those limits) or make no further deductions, as set forth in greater detail in the Purchase Plan. A participant may also elect to withdraw from the Purchase Plan at any time before the end of a Purchase Period. In the event of a withdrawal, all future payroll deductions will cease and the amounts withheld will be paid to the participant in cash within 15 days. Any participant who stops payroll deductions may not thereafter resume payroll deductions for that Purchase Period, and any participant who withdraws from the Purchase Plan will not be eligible to reenter the Purchase Plan until the next succeeding Purchase Period.

Amounts withheld under the Purchase Plan are held by us as part of its general assets until the end of the Purchase Period and then applied to the purchase of our common stock as described below. No interest is credited to a participant for amounts withheld.

Purchase of Stock

Amounts withheld for a participant in the Purchase Plan are used to purchase our common stock as of the last day of the Purchase Period at a price equal to the 85% of the lesser of the Fair Market Value (as defined in the Purchase Plan) of a share of common stock on either the first or last day of the Purchase Period. All amounts withheld are used to purchase the number of shares of common stock (including fractional shares) that can be purchased with such amount, unless the participant has properly notified us that he or she elects to purchase a lesser number of shares of common stock or to receive the entire amount in cash.

If purchases by all participants would exceed the number of shares of common stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares of common stock. Any amount not used to purchase shares of common stock will be refunded to the participant in cash.

Shares of common stock acquired by each participant are held in a general account maintained for the benefit of all participants. Certificates for the number of whole shares of common stock purchased by a participant are issued and delivered to him or her only upon the request of such participant or his or her representative. No certificates for fractional shares are issued and participants will instead receive cash representing any fractional shares. Dividends with respect to a participant’s shares of common stock held in the general account will, at the election of the participant, either be paid to the participant in cash or reinvested in additional shares of our common stock. If a participant fails to make such an election, all dividends with respect to the participant’s shares of common stock held in the general account are automatically reinvested to purchase additional shares of our common stock. Each participant is entitled to vote all shares of common stock held for the benefit of such participant in the general account.

No more than $25,000 in Fair Market Value (determined on the first day of the respective Purchase Periods) of shares of our common stock may be purchased under the Purchase Plan and all other employee stock purchase plans, if any, of our company and any of our subsidiaries by any participant for each calendar year.

Death, Disability, Retirement Or Other Termination Of Employment

If the employment of a participant is terminated for any reason, including death, disability or retirement, the amounts previously withheld are applied to the purchase of shares of common stock as of the last day of the Purchase Period in which the participant’s employment terminated, unless the participant has properly notified us prior to the last day of such Purchase Period that he or she elects to receive a refund of all amounts previously withheld.

Rights Not Transferable

The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

Amendment Or Modification

The Board of Directors may at any time amend the Purchase Plan in any respect which shall not adversely affect the rights of participants pursuant to shares of common stock previously acquired under the Purchase Plan, provided that approval by our stockholders is required to (i) increase the number of shares of common stock to be reserved under the Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions), (ii) decrease the minimum purchase price, (iii) withdraw the administration of the Purchase Plan from the Committee, or (iv) change the definition of employees eligible to participate in the Purchase Plan.

Termination

All rights of participants in any offering under the Purchase Plan will terminate at the earlier of (i) the day that participants become entitled to purchase a number of shares of common stock equal to or greater than the number of shares of common stock remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30-days’ notice has been given to all participants. Upon termination of the Purchase Plan, shares of common stock will be issued to participants in accordance with the terms of the Purchase Plan, and cash, if any, previously withheld and not used to purchase common stock will be refunded to the participants, as if the Purchase Plan were terminated at the end of a Purchase Period.

Summary of Federal Tax Considerations

We have been advised by our counsel that issuances under the Purchase Plan generally will result in the following tax consequences for United States citizens or residents under current United States federal income tax laws.

Payroll deductions under the Purchase Plan are made after taxes. Participants do not recognize any additional income as a result of participation in the Purchase Plan until the disposal of shares of common stock acquired under the Purchase Plan or the death of the participant. Participants who hold their shares of common stock for more than 21 months after the end of the Purchase Period or die while holding their shares of common stock recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares of common stock on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares of common stock on the first day of the Purchase Period over the purchase price paid by the participant. If the 21-month holding period has been satisfied when the participant sells the shares of common stock or if the participant dies while holding the shares of common stock, we are not entitled to any deduction in connection with the disposition of such shares by the participant.

Participants who dispose of their shares of common stock within 21 months after the shares of common stock were purchased are considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares of common stock on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, we generally are entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

Participants have a basis in their shares of common stock equal to the purchase price of their shares of common stock plus any amount that must be treated as ordinary income at the time of disposition of the shares of common stock, as explained above. Any additional gain or loss realized on the disposition of shares of common stock acquired under the Purchase Plan is treated as capital gain or loss.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF MAJOR INCOME TAX CONSEQUENCES TO PARTICIPANTS AND SECURE COMPUTING OF THE ISSUANCE OF COMMON STOCK UNDER THE PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

Plan Benefits

The table below shows, as to each of the Company’s executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of the proxy and the various indicated groups, the number of shares of common stock purchased under the Purchase Plan during the 2003 fiscal year, together with the weighted average purchase price per share.

Employee Stock Purchase Plan Transactions

Name and Position	Number of Purchased Shares	Weighted Average Purchase Price
John McNulty, Chief Executive Officer and Chairman Timothy McGurran, President, Chief Operating Officer Timothy Steinkopf, Senior Vice President, Chief Financial Officer Vince Schaivo, Senior Vice President, Worldwide Sales Michael Gallagher, Senior Vice President, Product Development Executive Group Non-Executive Director Group Non-Executive Officer Employee Group	0 0 0 0 0 0 0 26,532	$ $	0 0 0 0 0 0 0 4.4786

Vote Required and Recommendation

At the Annual Meeting, the stockholders are being asked to approve the amendment to the Purchase Plan. The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the amendment to the Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

On the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2004, and recommends that the stockholders vote for ratification of such appointment.

Ernst & Young LLP has audited our financial statements since 1991. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

Vote Required

Ratification of the appointment of Ernst & Young LLP as our independent auditors will require the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors will reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock, as of the Record Date, unless otherwise noted below, by each of our directors, by each executive officer named in the Summary Compensation Table herein, by all directors and current executive officers as a group, and by each stockholder who is known by us to own beneficially more than 5% of our outstanding common stock.

Name and Address of Beneficial Owners	Note	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Directors and Named Executive Officers:	(1)
Robert J. Frankenberg	(2)	135,458	*
Michael Gallagher	(3)	106,252	*
James Jordan	(4)	179,000	*
Timothy P. McGurran	(5)	545,198	1.4%
John McNulty	(6)	1,060,300	2.8%
Stephen M. Puricelli	(7)	91,156	*
Eric P. Rundquist	(8)	259,297	*
Vincent Schiavo	(9)	189,999	*
Timothy Steinkopf	(10)	198,146	*
Alexander Zakupowsky	(11)	100,333	*
All directors and current executive officers as a group (10 persons)		2,865,139	7.6%

Other Beneficial Owners:
Fidelity Management & Research Co.		2,650,538	7.0%
82 Devonshire Street
Boston, MA 02109-3614

*	Less than 1%
(1)	Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares of common stock.
(2)	Includes 135,458 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(3)	Includes 106,252 shares of common stock covered by options that are exercisable within 60 days of the record date.
(4)	Represents 100,000 shares of common stock owned personally by Mr. Jordan, and 79,000 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(5)	Represents 12,542 shares owned personally by Mr. McGurran, and 532,656 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(6)	Represents 160,300 shares owned personally by Mr. McNulty, and 900,000 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(7)	Represents 34,656 share owned personally by Mr. Puricelli, and 56,500 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(8)	Represents 111,453 shares owned personally by Mr. Rundquist, and 147,844 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(9)	Includes 189,999 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(10)	Represents 5,178 shares owned personally by Mr. Steinkopf, and 192,968 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(11)	Represents 13,000 shares owned personally by Mr. Zakupowsky, Jr., and 87,333 shares of common stock covered by options that are exercisable within 60 days of the Record Date.

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth the total compensation of the Chief Executive Officer and each of the other most highly compensated executive officers (the “Named Executive Officers”) during the last three completed fiscal years ended December 31, 2001, 2002, and 2003.

			Annual Compensation			Long-Term Compensation Number of Securities Underlying Options (#)	All Other Compensation
Name and Principal Position	Note	Fiscal Year	Salary	Bonus(1)	Other
John McNulty	(2)	2003	$337,050	$449,938	$0	—	0
Chairman, Chief Executive Officer		2002 2001	337,050 335,713	349,183 296,604	0 0	135,000 150,000	0 0

Timothy McGurran	(3)	2003	301,560	567,100	0	76,600	0
President, Chief Operating Officer		2002 2001	288,344 286,772	200,271 185,327	0 0	120,000 200,000	0 0

Timothy Steinkopf	(4)	2003	189,900	287,334	0	41,500	0
Senior Vice President, Chief Financial Officer		2002 2001	180,000 173,333	86,521 59,614	0 0	65,000 150,000	0 0

Vince Schiavo	(5)	2003	209,167	291,897	0	52,000	0
Senior Vice President, Worldwide Sales		2002 2001	200,000 141,111	124,752 95,565	0 0	50,000 180,000	0

Michael Gallagher	(6)	2003	160,334	74,829	0	25,000	0
Senior Vice President, Product Development		2002 2001	147,124 146,322	50,154 45,262	0 0	60,000 50,000	0 0

(1)	Except as noted in Footnote (2), incentive bonuses are paid quarterly to the recipient with the fourth quarter amount paid in the year following the year earned. See “Executive Compensation—Report of the Compensation Committee.”
(2)	Mr. McNulty joined the Company in May 1999 and was appointed Chief Executive Officer in June 1999. Mr. McNulty’s incentive bonus is all paid in the year following the year earned.
(3)	Mr. McGurran joined the Company in May 1996. He was appointed President and Chief Operating Officer on March 5, 2001.
(4)	Mr. Steinkopf joined the Company in August 2000 and was appointed Vice President and Chief Financial Officer in March 2001. He was appointed Senior Vice President in January 2002.
(5)	Mr. Schiavo joined the Company in April 2001. Other Compensation in 2002 and 2001 represents sales commission income.
(6)	Mr. Gallagher joined the Company in February 1997 and was appointed Senior Vice President in August 2003.

OPTION GRANTS IN LAST FISCAL YEAR

The following table shows, as to the Named Executive Officers, information concerning stock options granted during the year ended December 31, 2003.

	Number of Securities Underlying Options Granted (#)(2)(3)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms(1)
Name					5% ($)	10% ($)
John McNulty	—	0.0%	$—		$—	$—

Timothy P. McGurran	76,600	7.3%	4.02	2/11/2013	$193,657	$490,764

Timothy Steinkopf	41,500	4.0%	4.02	2/11/2013	$104,918	$265,884

Vince Schiavo	32,000	3.1%	4.02	2/11/2013	$80,901	$205,019

Michael Gallagher	20,000	1.9%	4.02	2/11/2013	50,563	128,137
	25,000	2.4%	8.74	8/05/2013	137,413	348,233

	45,000				$187,977	$476,370

(1)	The potential realizable value is based on a 10-year term of each option at the time of grant. Assumed stock price appreciation of 5% and 10% is mandated by rules of the Securities and Exchange Commission and is not intended to forecast actual future financial performance or possible future appreciation. The potential realizable value is calculated by assuming that the deemed fair value of the Company’s common stock for financial statement presentation purposes on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
(2)	Represents options granted pursuant to the 1995 Omnibus Stock Plan at an exercise price equal to the fair market value as determined by the Board of Directors on the date of grant. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee’s cessation of service with the Company.
(3)	Shares with four-year vesting: 25% of grant vests 100% one year from date of grant; remaining 75% vests pro rata monthly over the following three years.

AGGREGATE OPTION

EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, as to the Named Executive Officers, certain information concerning stock options exercised during fiscal 2003 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003. Also reported are values for unexercised “in-the-money” options, exercise prices of outstanding stock options, and the fair market value of our common stock as of December 31, 2003.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John McNulty	16,300	$224,125	683,700	435,000	$8,001,842	$4,047,000
Timothy McGurran	70,000	875,794	415,385	329,934	4,254,514	2,839,980
Timothy Steinkopf	10,000	70,000	140,000	156,500	666,900	1,373,766
Vince Schiavo	0	0	120,000	142,000	529,200	1,037,412
Michael Gallagher	44,389	287,561	64,614	155,000	81,592	1,353,320

(1)	The value of unexercised in-the-money options is based on the closing price of our common stock on December 31, 2003 (the last trading day of fiscal 2003) on the Nasdaq National Market of $17.91 minus the exercise price, multiplied by the number of shares underlying the options.

Report of the Compensation Committee

The responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, a copy of which can be found at: http://www.securecomputing.com. The Compensation Committee of the Board of Directors is responsible for establishing compensation policy and administering the compensation program of our Chief Executive Officer and other executive officers. The Compensation Committee is comprised of three outside directors, as determined by the Board, and each satisfies the independence requirements of the Nasdaq Stock Market and SEC Regulations. The Compensation Committee meets periodically to review executive compensation, the design of compensation programs, stock option programs, and individual salary and awards for the Chief Executive Officer and other executive officers. The purpose of this report is to inform our stockholders of our compensation policies and the rationale for the compensation paid to our Chief Executive Officer and other executive officers in 2003.

Compensation Philosophy

Our compensation program is designed to motivate and reward executives responsible for attaining the financial and strategic objectives essential to our long-term success and continued growth in stockholder value. The compensation program has been designed to provide a competitive level of total compensation and offers incentive opportunities directly linked to our performance and stockholder return. The Compensation Committee believes it is in the best interests of the stockholders to reward executives when our performance objectives are achieved and to provide significantly less compensation when these objectives are not met. Therefore, a significant portion of executive compensation is comprised of “at risk” incentives.

Key objectives of the compensation program are to:

•	Provide a strong, direct link between our financial and strategic goals and executive compensation.

•	Align the financial interest of executives with those of its stockholders through equity-based plans.

•	Motivate executives to achieve operating goals through an emphasis on performance-based compensation.

•	Provide competitive total compensation that recognizes individual performance and that can attract and retain high caliber key executives critical to our long-term success.

To maintain a competitive level of total executive compensation, the Compensation Committee periodically evaluates the compensation packages of competitors. This analysis provides the Compensation Committee with competitive data on the mix of compensation elements and overall compensation levels.

Each year we participate in the Radford executive compensation survey. Radford is a division of Aon Consulting. We also participate in both the executive compensation and equity practices surveys of iQuantic, a division of Mellon Financial. The objectives are to benchmark executive compensation and equity practices against market data submitted from software companies similar to ours in size and revenue, design competitive compensation programs, and reward and retain quality executives.

Compensation of the Chief Executive Officer

John E. McNulty has served as the Company’s President and Chief Executive Officer since July 1999. His annual base salary for the fiscal year ended December 31, 2003 was $337,050, which was determined based on the factors described below at the time of his hire. In addition, Mr. McNulty received a cash performance bonus of $449,938 for the fiscal year ended December 31, 2003. For 2004, Mr. McNulty is eligible to participate in the our 1995 Omnibus Stock Plan. Mr. McNulty did not receive a stock option grant in 2003. The factors discussed below in “Base Salary,” “Annual Incentive Bonus,” and “Stock Options” were considered in establishing the amount of Mr. McNulty’s base salary, cash bonus and stock option grant at the time of his hiring.

Executive Officer Compensation Program

The key components of our executive officer compensation program are base salary, annual incentive bonus and long-term incentives. These elements are described below. In determining compensation, the Compensation Committee considers all elements of an executive’s compensation package.

Base Salary.    The Compensation Committee annually reviews the base salary of the Chief Executive Officer and other executive officers. In determining appropriate salary levels, the Compensation Committee considers individual performance, level of responsibility, scope, and complexity of the position, and internal equity and salary levels for comparable positions at the peer companies. In determining the base salary increase for the Chief Executive Officer, the Compensation Committee also considers strategic planning, team building, and operating results. The Chief Executive Officer, in consultation with the Compensation Committee, annually reviews the base salary of the other executive officers based on the same criteria.

Annual Incentive Bonus.    The purpose of our annual incentive bonus is to provide a direct financial incentive in the form of an annual cash bonus to the executive officers and key managers who achieve performance goals established by the Compensation Committee. The Compensation Committee determines the annual incentive bonus of the Chief Executive Officer. The Chief Executive Officer, in consultation with the Compensation Committee, determines the annual incentive bonus of the other executive officers.

Executives are eligible for target awards under the annual incentive program with maximum payouts ranging from 20% to 100% of base salary, with the possibility of exceeding 100% if certain levels of performance against financial and strategic objectives are attained. The size of the target award is determined by the executive’s position and competitive data for similar positions at peer companies. We set high goals and bonus payouts are tied directly to the individual’s performance against his or her objectives. For 2003, performance was assessed against target measures of team effectiveness, strategic business objectives, and financial goals. In addition, in 2003 the Company instituted a bonus acceleration program based on quarterly financial performance against outlook guidance. In 2003, the blended quarterly acceleration rates yielded a 110.8% incentive bonus award to the Chief Executive Officer totaling $373,508. The Compensation Committee determined that this bonus was appropriate based on achievement of goals. In addition, in 2003, the Compensation Committee determined it to be in the best interests of the Company to implement an incremental bonus plan for its executive officers. This plan, which shall be reviewed on an annual basis, provides a combination of stock options and a bonus plan of up to $150,000 per quarter, to be divided amongst the executive officers, subject to achieving quarterly targets. In 2003, Mr. McNulty was eligible to receive $15,000 per quarter under that bonus plan.

Stock Options.    Long-term performance incentives are provided to our employees through our 1995 Omnibus Stock Plan and our 2002 Stock Option Plan. These plans are administered by the Compensation Committee, which is authorized to award stock options to our employees, our non-employee directors, and certain advisors and consultants. At least annually, the Compensation Committee considers whether awards will be made to executive officers. Such awards are based on the scope and complexity of the position, competitive compensation data and the maintenance of our stock at target share prices. The Compensation Committee has broad discretion to select the optionees and to establish the terms and conditions for the grant, vesting, and exercise of each option. We have in the past also granted options under an executive incentive option plan. These types of options are subject to accelerated vesting based on our stock price reaching or exceeding specified target closing price levels and maintaining these levels for 10 consecutive business days prior to specified dates. Notwithstanding, these options will vest in a lump sum five years after the date of grant regardless of our stock price performance. Options granted to executives vest immediately upon the occurrence of an “Event” as defined in the 1995 Omnibus Stock Plan.

Profit Sharing and Retirement Plan.    Our Profit Sharing and Retirement Plan (the “Retirement Plan”) was made effective as of February 1, 1994. The Retirement Plan is intended to be a qualified retirement plan under Section 401 of the Code so that contributions by employees or by us to the Retirement Plan, and income earned thereon, are not taxable to employees until withdrawn from the Retirement Plan (except for contributions under the 401(k) component, which are subject to Social Security withholding); and so that contributions by us, if any, will be deductible when made. The purpose of the Retirement Plan is to enable eligible employees, including executive officers, to save for retirement and to provide incentives to increase corporate financial performance by establishing a direct link between profit sharing contributions to employees and corporate financial performance. It may also provide certain benefits in the event of death, disability, or other termination of employment. The Retirement Plan is for the exclusive benefit of eligible employees and their beneficiaries. There are two components to the Retirement Plan, a 401(k)-type component and a profit sharing component.

Under the 401(k) component, employees may contribute up to maximum amount as set by the Internal Revenue Service, subject to a federally imposed annual maximum which is currently $13,000. We may provide additional matching contributions of up to $1 for every dollar contributed by that employee in a given year under this component. The plan trustee, at the direction of each participant, invests funds in any of the available investment options. In 2003, we did not contribute on behalf of any employees under this component of the Retirement Plan.

Employee Stock Purchase Plan.    Our Purchase Plan was approved by the stockholders at the 1996 Annual Meeting and became effective July 1, 1996. The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in our company through the purchase of its common stock and, thus, to develop a stronger incentive to work for our continued success. The Purchase Plan is an employee stock purchase plan under Section 423 of the Code. The Purchase Plan is administered by the Compensation Committee.

Any of our employees, or, subject to approval by the Board of Directors, any employees of our subsidiaries are eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, the employee is customarily employed at least 20 hours per week. “Purchase Period” means each quarter of our fiscal year.

Any eligible employee may elect to become a participant in the Purchase Plan by authorizing payroll deductions of a specified whole percentage from 1% to 10% of the employee’s gross cash compensation. We currently have approximately 382 employees who are eligible to participate in the Purchase Plan. Amounts withheld under the Purchase Plan will be held by us as part of our general assets until the end of the Purchase Period and will be used to purchase our common stock as of the last day of the Purchase Period at a price equal to 85% of the lesser of the fair market value of a share of common stock on either the first or last day of the Purchase Period. All amounts so withheld will be used to purchase the number of shares of common stock (including fractional shares) that can be purchased with such amount, unless the participant has properly notified us that he or she elects to purchase a lesser number of shares of common stock or to receive the entire amount in cash. If purchases by all participants would exceed the number of shares of common stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares of common stock. Any amount not used to purchase shares of common stock will be refunded to the participant in cash.

Shares of common stock acquired by each participant will be held in a general account maintained for the benefit of all participants. Certificates for the number of whole shares of common stock purchased by a participant will be issued and delivered to him or her only upon the request of such participant or his or her representative.

No more than $25,000 in fair market value (determined on the first day of the respective Purchase Periods) of shares of common stock may be purchased under the Purchase Plan and all other employee stock purchase plans, if any, of Secure Computing and any parent or subsidiary corporation of Secure Computing by any participant in each calendar year.

Compensation Committee Interlocks and Insider Participation

During 2003, none of our executive officers served on the board of directors or compensation committee of another company that had an executive officer serve on our Board of Directors or our Compensation Committee.

COMPENSATION COMMITTEE

Stephen M. Puricelli, Chairman

Robert Frankenberg

James F. Jordan

Report of the Audit Committee

The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which can be found on our website at http://www.securecomputing.com. The Audit Committee will continually review the Audit Committee Charter in light of new developments and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market, and as set forth under the Securities Exchange Act of 1934, as amended, the rules and regulations adopted thereunder by the SEC.

Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	Reviewed and discussed the audited financial statements with the Company’s management.

•	Discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees.

•	Reviewed the written disclosures and the letter from Ernst & Young LLP required by Rule 3600T of the Public Accounting Oversight Board (PCAOB), which adopts on an interim basis Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the nonaudit services performed by Ernst & Young LLP are compatible with maintaining their independence.

•	Based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

•	Instructed the independent auditor that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

Eric P. Rundquist, Chairman

Stephen M. Puricelli

Alexander Zakupowsky Jr.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP has been the independent accounting firm that audits the consolidated financial statements of the Company since 1991. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

In addition to performing the audit of the Company’s consolidated financial statements, Ernst & Young LLP provided various other services during 2003. These non-audit services were approved by the Audit Committee by unanimous consent in October 2003. The aggregate fees billed for 2003 and 2002 for each of the following categories of services are set forth below:

Fee Category	Fiscal 2003 Fees	Fiscal 2002 Fees
Audit Fees(1)	$206,505	$132,950
Audit-Related Fees(2)	40,853	8,400
Tax Fees(3)	4,275	—

Total Fees	$251,633	$141,350

(1)	Audit fees represent fees for professional services provided in connection with the audit of our consolidated financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2)	Fiscal 2003 audit-related fees consisted primarily of foreign royalty audits, benefit plan audit, Sarbanes-Oxley Rule 404 consultation and due diligence procedures associated with planned and consummated acquisitions. Fiscal 2002 audit-related fees consisted of the benefit plan audit.
(3)	Tax fees included foreign tax compliance fees.

EMPLOYMENT CONTRACTS, TERMINATION OF

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Employment Agreements

We have employment agreements with each of our named executive officers.

JOHN MCNULTY.    Mr. McNulty entered into a one year employment agreement with us on May 3, 1999, pursuant to which Mr. McNulty served as our President and Chief Operating Officer. Mr. McNulty assumed the positions of Chairman of the Board and Chief Executive Officer on July 1, 1999. The agreement is subject to automatic renewal for successive one year terms. Under the terms of the agreement, Mr. McNulty is entitled to a cash performance bonus of up to 100% of annual base salary with respect to each fiscal year, subject to approval by the Board of Directors. This bonus may exceed 100% if certain levels of performance against financial and strategic objectives are attained. Either party may terminate the agreement; however, if we terminate the employment agreement without cause, Mr. McNulty will be entitled to an amount equal to twelve months of his base salary.

TIMOTHY P. MCGURRAN.    Mr. McGurran entered into a three-year employment agreement on August 27, 1996, as amended, pursuant to which Mr. McGurran served as our Senior Vice President of Operations and Chief Financial Officer. On March 5, 2001, Mr. McGurran was appointed President and Chief Operating Officer. On January 22, 2002, Mr. McGurran was appointed as a member of the Board of Directors. Mr. McGurran’s employment agreement is subject to automatic renewal for successive one year terms. Mr. McGurran is eligible to receive an annual bonus of equal to sixty-five percent (65%) of annual base salary, which is subject to acceleration if certain performance goals established by the Chief Executive Officer are met. Such amount is subject to upward adjustment by the Chief Executive Officer or the Compensation Committee. Either party may terminate the employment agreement; however, if Secure Computing terminates the agreement without cause, Mr. McGurran will be entitled to an amount equal to twelve months of his base salary. Upon termination or expiration of the agreement, we shall have the option to retain Mr. McGurran as a consultant.

TIMOTHY J. STEINKOPF.    Mr. Steinkopf first joined us as Treasurer and Director of Investor Relations in September 2000. On March 1, 2001, Mr. Steinkopf entered into a one year employment agreement, pursuant to which Mr. Steinkopf served as our Vice President and Chief Financial Officer. He was appointed Senior Vice President and Chief Financial Officer in January 2002. The agreement is subject to automatic renewal for successive one year terms. Mr. Steinkopf is eligible to receive an annual cash performance bonus of up to fifty percent (50%) of annual base salary, which is subject to acceleration if certain performance goals are met. Either party may terminate the employment agreement; however, if Secure Computing terminates the agreement without cause, Mr. Steinkopf will be entitled to an amount equal to six months of his base salary.

VINCENT M. SCHIAVO.    Mr. Schiavo entered into an employment agreement on April 30, 2001, pursuant to which Mr. Schiavo serves as our Senior Vice President of Worldwide Sales. The agreement is subject to automatic renewal for successive one year terms. Mr. Schiavo is eligible to receive an annual cash performance bonus of up to sixty-five percent (65%) of annual base salary, which is subject to acceleration, if certain performance goals established are met. Either party may terminate his employment at any time. However, if Secure Computing terminates his employment for any reason other than cause or poor performance, Mr. Schiavo will be entitled to an amount equal to six months of his base salary.

MICHAEL J. GALLAGHER.    Mr. Gallagher first joined us as Vice President and General Manager of our Network Security Division in 1999. In August 2003, Mr. Gallagher was appointed to serve as our Senior Vice President of Product Development. Mr. Gallagher’s employment agreement with the Company is subject to automatic renewal for successive one year terms. Mr. Gallagher is eligible to receive an annual cash performance bonus of up to fifty percent (50%) of annual base salary, which is subject to acceleration if certain performance goals are met. Either party may terminate the employment agreement; however, if Secure Computing terminates the agreement without cause, Mr. Gallagher will be entitled to an amount equal to six months of his base salary.

PERFORMANCE EVALUATION

The graph below compares total cumulative stockholders’ return on the common stock for the period from the close of the Nasdaq Stock Market—U.S. Companies on the date of our initial public offering of our common stock (November 17, 1995) to December 31, 2003, with the total cumulative return on the Computer Index for the Nasdaq Stock Market—U.S. Companies (the “Computer Index”) and the Composite Index for the Nasdaq Stock Market (the “Composite Index”) over the same period. The index level for the graph and table was set to 100 on November 17, 1995 for the common stock, the Computer Index and the Composite Index and assumes the reinvestment of all dividends.

CERTAIN TRANSACTIONS

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities (“10% Stockholders”) to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership on Form 3 and reports on change in ownership on Form 4 or Form 5. Such directors, executive officers, and 10% Stockholders are also required by Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) forms that they file. To our knowledge based solely on a review of copies of forms submitted to us, or written representations from certain reporting persons we believe all required reports were filed on a timely basis during 2003.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. This rule allows the Company to send a single set of its Annual Report and this Proxy Statement to any household at which two or more stockholders of the Company reside, if it believes that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce the Company’s expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instruction forms.

Stockholders that have previously received a single set of disclosure documents may request their own copy this year or in future years by contacting their bank, broker or other nominee record holder. The Company will also deliver a separate copy of the Annual Report and the Proxy Statement to any stockholder upon written request to Secure Computing Corporation, 4810 Harwood Road, San Jose, California 95124, Attention: Investor Relations, or upon oral request by calling (408) 979-6100.

ADDITIONAL MATTERS

The Annual Report of Secure Computing Corporation for the year ended December 31, 2003, including financial statements, is being mailed with this Proxy Statement.

As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of stockholders, it is intended that the shares of common stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

By Order of the Board of Directors

Dated: April 5, 2004

APPENDIX A

AMENDED AND RESTATED

2002 STOCK OPTION PLAN

OF

SECURE COMPUTING CORPORATION

1.	Purpose of this Plan

The purpose of this 2002 Stock Option Plan of Secure Computing Corporation is to enhance the long-term stockholder value of Secure Computing Corporation by offering opportunities to eligible individuals to participate in the growth in value of the equity of Secure Computing Corporation.

2.	Definitions and Rules of Interpretation

2.1    Definitions.    This Plan uses the following defined terms:

(a)    “Administrator” means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b)    “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c)    “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Options or Option Shares.

(d)    “Board” means the board of directors of the Company.

(e)    “Code” means the Internal Revenue Code of 1986.

(f)    “Committee” means a committee composed of Company non-employee Directors appointed in accordance with the Company’s charter documents and Section 4.

(g)    “Company” means Secure Computing Corporation, a Delaware corporation.

(h)    “Company Director” means a member of the Board.

(i)    “Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(j)    “Director” means a member of the board of directors of the Company or an Affiliate.

(k)    “Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(l)    “Effective Date” means the effective date of this Plan.

(m)    “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation, or otherwise. An Optionee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Optionee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(n)    “Event” means any transaction or event that the Board specifies as an Event under Section 10.4.

(o)    “Exchange Act” means the Securities Exchange Act of 1934.

(p)    “Executive” means, if the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under to Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) any officer elected or appointed by the Board, or (iii) any beneficial owner of more than 10% of any class of the Company’s equity securities.

(q)    “Expiration Date” means, with respect to an Option, the date stated in the Option Agreement as the expiration date of the Option or, if no such date is stated in the Option Agreement, then the last day of the maximum exercise period for the Option, disregarding the effect of an Optionee’s Termination or any other event that would shorten that period.

(r)    “Fair Market Value” means the value of Shares as determined under Section 17.2.

(s)    “Fundamental Transaction” means any transaction or event described in Section 10.3.

(t)    “Grant Date” means the date the Administrator approves the grant of an Option. However, if the Administrator specifies that an Option’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Option is that future date or the date that the condition is satisfied.

(u)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Option Agreement for that Option.

(v)    “Incumbent Board” shall have the meaning set forth in Section 10.4.

(w)    “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(x)    “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(y)    “Option” means a right to purchase Shares of the Company granted under this Plan.

(z)    “Option Agreement” means the document evidencing the grant of an Option.

(aa)    “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(bb)    “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(cc)    “Optionee” means: (i) a person to whom an Option has been granted, including a holder of a Substitute Option, (ii) a person to whom an Option has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 16, and (iii) a person who holds Option Shares subject to any right of repurchase under Section 15.2.

(dd)    “Outstanding Company Common Stock” shall have the meaning set forth in Section 10.4.

(ee)    “Outstanding Company Voting Securities” shall have the meaning set forth in Section 10.4.

(ff)    “Plan” means this 2002 Stock Option Plan of Secure Computing Corporation.

(gg)    “Qualified Domestic Relations Order” means a judgment, order, or decree meeting the requirements of Section 414(p) of the Code except that references to the “plan” in that definition shall be to this Plan.

(hh)    “Reverse Vesting” means that an Option is or was fully exercisable but that, subject to a “reverse” vesting schedule, the Company has a right to repurchase the Option Shares as specified in Section 15.2(a), with the Company’s right of repurchase expiring in accordance with a “forward” vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or other vesting schedule described in the Option Agreement.

(ii)    “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(jj)    “Securities Act” means the Securities Act of 1933.

(kk)    “Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

(ll)    “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(mm)    “Termination” means that the Optionee has ceased to be, with or without any cause or reason, an Employee, Director, or Consultant. However, unless so determined by the Administrator, “Termination” shall not include a change in status from an Employee, Consultant, or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2    Rules of Interpretation.    Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

3.	Shares Subject to this Plan; Term of this Plan

3.1    Number of Option Shares.    Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 3,500,000. If an Option is terminated, expires, or otherwise becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject to the Option shall revert to this Plan and shall again be available for future issuance under this Plan. Shares actually issued under this Plan shall not be available for re-grant even if repurchased by the Company.

3.2    Source of Shares.    Option Shares may be authorized but unissued Shares.

3.3    Term of this Plan

(a)    This Plan shall be effective on the date it is approved by the Board. If the Company’s stockholders do not approve this Plan within 12 months after the Board approves this Plan, then no Incentive Stock Option may be granted under this Plan.

(b)    This Plan has no set termination date, except it may be terminated as provided in Section 13. However, no Nonstatutory Option or Incentive Stock Option may be granted more than 10 years from the date this Plan was approved by the Board.

4.	Administration

4.1    General

(a)    The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The

Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the Administrator, the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Options to Executives, and an Administrator other than the Board or the Committee may grant Options only within guidelines established by the Board or the Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b)    So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 who are “outside directors” as defined in Section 162(m) of the Code.

4.2    Authority of Administrator.    Subject to the other provisions of this Plan, the Administrator shall have the authority:

(a) to grant Options, including Substitute Options;

(b) to determine the Fair Market Value of Shares;

(c)    to determine the Option Price of Options;

(d)    to select the Optionees;

(e)    to determine the times Options are granted;

(f)    to determine the number of Shares subject to each Option;

(g)    to determine the types of payment that may be used to purchase Option Shares;

(h)    to determine the types of payment that may be used to satisfy withholding tax obligations;

(i)    to determine the other terms of each Option, including but not limited to the time or times at which Options may be exercised, whether and under what conditions an Option is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j)    to modify or amend any Option;

(k)    to authorize any person to sign any Option Agreement or other document related to this Plan on behalf of the Company;

(l)    to determine the form of any Option Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m)    to interpret this Plan and any Option Agreement or document related to this Plan;

(n)    to correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Option Agreement or any other document related to this Plan;

(o)    to adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p)    to adopt, amend, and revoke rules and procedures relating to the operation and administration of this Plan to accommodate non-U.S. Optionees and the requirements of Applicable Law such as: (i) rules and procedures regarding the conversion of local currency, withholding procedures and the handling of stock certificates to comply with local practice and requirements, and (ii) sub-plans and Plan addenda for non-U.S. Optionees;

(q)    to determine whether a transaction or event should be treated as an Event, a Divestiture or neither;

(r)    to determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as an Event or a Divestiture, then the effect of that Event or Divestiture; and

(s)    to make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3    Scope of Discretion.    Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right, or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions the Board, the Committee, or other Administrator need not treat all persons eligible to receive Options, all Optionees, all Options or all Option Shares the same way. However, the discretion of the Board, the Committee, or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Optionees by Option Agreements and other agreements.

5.	Persons Eligible to Receive Options

5.1    Eligible Individuals.    Options (including Substitute Options) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate, provided that Incentive Stock Options many only be granted to Employees, as provided in Section 7(g).

5.2    Section 162(m) Limitation.    So long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (a) no Employee or prospective Employee may be granted one or more Options within any fiscal year of the Company to purchase more than 750,000 Shares, subject to adjustment under Section 10, and (b) Options may be granted to an Executive only by the Committee (and, notwithstanding Section 4.1(a), not by the Board). If an Option is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced, in accordance with the Plan, Option shall continue to be counted against the limit on Options that may be granted to any individual under this Section 5.2. In no event will the Administrator reduce the exercise price of a previously granted Option, nor will it allow the cancellation of a previously granted Option in exchange for a new Option with a lower exercise price, without the prior approval of the Company’s stockholders.

6.	Terms and Conditions of Options

The following rules apply to all Options:

6.1    Price.    No Option may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. No Option intended as “qualified incentive-based compensation” within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

6.2    Term.    No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than 10 years after its Grant Date. The term of an Incentive Stock Option shall be subject to Sections 7.2(a) and 7.2(e).

6.3    Vesting.    Options shall be exercisable for a minimum vesting schedule however: (a) no Option granted to an Employee or Consultant may become fully exercisable prior to the third anniversary of the Grant Date and to the extent an Option provides for vesting in installments over a period of no less than three years, no portion of an Option may become exercisable prior to the first anniversary of the Grant Date; and (b) no Options granted to a non-employee Directors may become fully exercisable prior to the first anniversary of the Grant

Date and to the extent an Option provides for vesting in installments over a period of no less than one year, no portion of an Option may become exercisable prior to three months after the Grant Date. If so provided in the Option Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares. The vesting of Incentive Stock Options shall be subject to Section 7(c).

6.4    Form of Payment

(a)    The Administrator shall determine the acceptable form and method of payment for exercising an Option.

(b)    Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c)    In addition, the Administrator may permit payment to be made by any of the following methods:

(i)    other Shares, or the designation of other Shares, which (A) in the case of Shares acquired upon exercise of an option (whether or not under this Plan) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principals (generally, mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii)    provided that a public market exists for the Shares, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) under which the Optionee irrevocably elects to exercise the Option and the NASD Dealer irrevocably commits to forward an amount equal to the Option Price, directly to the Company, upon receipt of the Option Shares (a “Cashless Exercise”);

(iii)    one or more full recourse promissory notes bearing interest at a fair market value rate, at the time of the exercise of the Option, that is also at least sufficient to avoid imputation of interest under Sections 483, 1274, and 7872 of the Code and with such other terms as the Administrator specifies, except that the portion of the Option Price equal to the par value of the Shares must be paid in cash or other lawful consideration, other than the note, if that is required by Applicable Law, and the Company shall at all times comply with any applicable margin rules of the Federal Reserve;

(iv)    cancellation of any debt owed by the Company or by any Affiliate to the Optionee, including, without limitation, waiver of compensation due or accrued for services previously rendered to the Company; and

(v)    any combination of the methods of payment permitted by any paragraph of this Section 6.4.

(d)    The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

6.5    Nonassignability of Options.    Except as set forth in any Option Agreement or as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Qualified Domestic Relations Order and Options may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only assigned subject to Section 7(h).

6.6    Substitute Options.    The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

7.	Incentive Stock Options

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a)    The Expiration Date of an Incentive Stock Option shall not be later than 10 years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of 10 years from its Grant Date.

(b)    No Incentive Stock Option may be granted more than 10 years from the date this Plan was approved by the Board.

(c)    Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the Administrator specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

(d)    In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated in the Option Agreement relating to that Incentive Stock Option.

(e)    Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f)    The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g)    Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i).

(h)    No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee. The Company’s compliance with a Qualified Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

(i)    An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(c) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, but is not exercised within, the three-month period provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, but is not exercised within, three months after the Optionee’s Termination.

(j)    An Incentive Stock Options may be modified by the Board.

8.	Consulting or Employment Relationship

Nothing in this Plan or in any Option Agreement, and no Option or the fact that Option Shares remain subject to repurchase rights, shall: (a) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Optionee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (b) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

9.	Exercise of Options

9.1    In General.    An Option shall be exercisable in accordance with this Plan, the Option Agreement under which it is granted, and as prescribed by the Administrator.

9.2    Time of Exercise.    An Option shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Option may not be exercised for a fraction of a Share.

9.3    Issuance of Option Shares.    The Company shall issue Option Shares in the name of the person properly exercising the Option. If the Optionee is that person and so requests, the Option Shares shall be issued in the name of the Optionee and the Optionee’s spouse. The Company shall endeavor to issue Option Shares promptly after an Option is exercised. However, until Option Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or its transfer agent, no right to vote or receive dividends or other distributions, and no other rights as a stockholder, shall exist with respect to the Option Shares, even though the Optionee has completed all the steps necessary to exercise the Option. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Option Shares are issued, except as provided in Section 10.

9.4    Termination

(a)    In General.    Except as provided in an Option Agreement or in writing by the Administrator, and as otherwise provided in Sections 9.4(b), (c), (d), (e), (f), (g) and (h), after an Optionee’s Termination the Optionee’s Options shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months after the Termination, but in no event after the Expiration Date. To the extent the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

(b)    Leaves of Absence.    Unless otherwise provided in the Option Agreement, no Option may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by the Administrator with employment guaranteed upon return. Options shall not continue to vest during a leave of absence.

(c)    Death or Disability.    Unless otherwise provided by the Administrator or in the Option Agreement, if an Optionee’s Termination is due to death or disability (as determined by the Administrator with respect to Nonstatutory Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Options of that Optionee to the extent exercisable at the date of that Termination may be exercised for [one year] after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Option may be exercised as provided in Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Optionee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Option on behalf of the Optionee. Death or disability occurring after an Optionee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Option is not so exercised within the time specified for its exercise, the Option shall automatically terminate.

(d)    Divestiture.    If an Optionee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4.

(e)    Retirement.    Unless otherwise provided in the Option Agreement or by the Administrator in writing, if an Optionee’s Termination is due to the Optionee’s retirement in accordance with the Company’s or an Affiliate’s retirement policy, all Options of that Optionee to the extent exercisable at the Optionee’s date of retirement may be exercised for [three months] after the Optionee’s date of retirement, but in no event after the Expiration Date. To the extent the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

(f)    Severance Programs.    Unless otherwise provided in the Option Agreement or by the Administrator in writing, if an Optionee’s Termination results from participation in a voluntary severance incentive program of the Company or an Affiliate approved by the Board, all Options of that Employee to the extent exercisable at the time of that Termination shall be exercisable for three months after the Optionee’s Termination, but in no event after the Expiration Date. If the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

(g)    Termination for Cause.    If an Optionee’s Termination is due to breach by the Optionee of any provision of a Key Employment Agreement or of a Secure Computing Corporation Employment Agreement, all of the Optionee’s Options shall automatically terminate and cease to be exercisable at the time of such termination and all Options exercised after the first event constituting cause may be rescinded by the Administrator.

(h)    Reverse Vesting.    Under any circumstances stated in this Section 9.4 in which all unvested Options of an Optionee immediately vest, the Company’s repurchase rights shall lapse on all Option Shares held by that Optionee which are subject to Reverse Vesting.

10.	Certain Transactions and Events

10.1    In General.    Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale, or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10.

10.2    Changes in Capital Structure.    In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or an Event), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Options that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the Option Price and number and class of securities issuable under each outstanding Option, and (d) the repurchase price of any securities substituted for Option Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board in its sole and absolute discretion. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security.

10.3    Fundamental Transactions.    If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a “Fundamental Transaction”), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution in exchange for Options of options on equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an “assumption” of Options) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Options, in whole or in part, so that Options can be exercised before or otherwise in connection with the closing or completion of a Fundamental Transaction or event but then terminate, (c) cancel or arrange for the cancellation of Options in exchange for cash payments to Optionees, and (d) either arrange for any repurchase rights of the Company with respect to Option Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Option Shares. The Board need not adopt the same rules for each Option or each Optionee.

10.4    Events.    The majority of the “Incumbent Board” (as defined below) may also, but need not, specify that other transactions or events constitute an “Event,” as set forth below. In connection with an Event, notwithstanding any other provision of this Plan, the Incumbent Board may take any one or more of the actions described in Section 10.3. In addition, the Incumbent Board may extend the date for the exercise of Options (but not beyond their original Expiration Date). The Incumbent Board need not adopt the same rules for each Option or each Optionee Examples of transactions or events that the Incumbent Board may treat as an Event are:

(1)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% (except for acquisitions by any individual, entity or group that, prior to the Effective Date, owns 20% or more of any class of capital stock of the Company) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute an Event:

(A)    any acquisition of voting securities of the Company directly from the Company,

(B)    any acquisition of voting securities of the Company by the Company or any of its wholly owned “Subsidiaries” (as defined in Section 424 of the Code),

(C)    any acquisition of voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

(D)    any acquisition by any corporation with respect to which, immediately following such acquisition, more than 60% of respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(2)    Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Company Director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Company Directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11;

(3)    Approval by the stockholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

(4) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

Notwithstanding the above, an Event shall not be deemed to occur with respect to an Optionee if the acquisition of the 20% or greater interest referred to in paragraph (1) is by a group, acting in concert, that includes that Optionee or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or sale or other disposition of assets referred to in paragraphs (3) or (4) by a group, acting in concert, that includes that Optionee.

10.5    Divestiture.    If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board, in its sole and absolute discretion, may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 10.3 or 10.4 with respect to Options or Option Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Option or each Optionee.

10.6    Dissolution.    If the Company adopts a plan of dissolution, the Board may, in its sole and absolute discretion, cause Options to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Option Shares to lapse upon completion of the dissolution. To the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Options shall terminate just before the dissolution is completed. The Board need not adopt the same rules for each Option or each Optionee.

10.7    Cut-Back to Preserve Benefits.    If the Administrator determines that the net after-tax amount to be realized by any Optionee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Optionee in connection with any transaction or event addressed in this Section 10, would be greater if one or more of those steps were not taken with respect to that Optionee’s Options or Option Shares, then and to that extent one or more of those steps shall not be taken.

11.	Withholding and Tax Reporting

11.1    Tax Withholding Option

(a)    General.    Whenever Option Shares are issued or become free of restrictions, the Company may require the Optionee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Optionee or the Company. The Company shall have no obligation to deliver Option Shares or release Option Shares from an escrow or permit a transfer of Option Shares until the Optionee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Options is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b)    Method of Payment.    The Optionee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Optionee to use any of the forms of payment described in Section 6.4(c). The Administrator may also permit Option Shares to be withheld to pay required withholding. If the Administrator permits Option Shares to be withheld, the Fair Market Value of the Option Shares withheld shall not exceed the amount determined by the applicable minimum statutory withholding rates and shall be determined as of the date that the amount of tax to be withheld or tendered for this purpose is to be determined.

11.2    Reporting of Dispositions.    Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator in writing of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

12.	Compliance with Law

The grant of Options and the issuance and subsequent transfer of Option Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Options may not be exercised, and Option Shares may not be transferred, in violation of Applicable Law. Thus, for example, Options may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Option Shares, or (b) in the opinion of legal counsel to the Company, those Option Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Option Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Option Shares or permitting their transfer. As a condition to the exercise of any Option or the transfer of any Option Shares, the Company may require the Optionee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

13.	Amendment or Termination of this Plan or Outstanding Options

13.1    Amendment and Termination.    The Board may at any time amend, suspend, or terminate this Plan.

13.2    Stockholder Approval.    The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Options intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

13.3    Effect.    No amendment, suspension, or termination of this Plan, and no modification of any Option even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Optionee unless the affected Optionee consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Administrator determines in its sole and absolute discretion that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan, or the Option to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Administrator may, but need not, take the tax consequences to affected Optionees into consideration in acting under the preceding sentence. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Options granted before the termination or Option Shares issued under such Options even if those Option Shares are issued after the termination.

14.	Reserved Rights

14.1    Nonexclusivity of this Plan.    This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

14.2    Unfunded Plan.    This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Optionees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Options, or the issuance of Option Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Optionee shall be based solely upon contracts entered into under this Plan, such as Option Agreements. No such obligation shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligation.

15.	Special Arrangements Regarding Option Shares

15.1    Escrows and Pledges.    To enforce any restrictions on Option Shares including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Option Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Optionee who delivers a promissory note as partial or full consideration for the purchase of Option Shares will be required to pledge and deposit, with the Company, some or all of the Option Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral, unless stated otherwise in the Option Agreement and the note.

15.2    Repurchase Rights

(a)    Reverse Vesting.    If an Option is subject to Reverse Vesting, the Company shall have the right, during the seven months after the Optionee’s Termination, to repurchase any or all of the Option Shares that were unvested as of the date of that Termination, for a price equal to the lower of: (i) the Option Price for such Shares, minus the amount of any cash dividends paid or payable with respect to the Option Shares for which the record date precedes the repurchase, and (ii) the Fair Market Value of those Option Shares as of the date of the Termination. The repurchase price shall be paid in cash or, if the Option Shares were purchased in whole or in part for a promissory note, cancellation of indebtedness under that note, or a combination of those means. The Company may assign this right of repurchase.

(b)    Procedure.    The Company or its assignee may choose to give the Optionee a written notice of exercise of its repurchase rights under this Section 15.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Option Shares. The Company must, however, tender the repurchase price during the period specified in this Section 15.2 for exercising its repurchase rights in order to exercise such rights.

16.	Beneficiaries

An Optionee may file a written designation of one or more beneficiaries who are to receive the Optionee’s rights under the Optionee’s Options after the Optionee’s death. An Optionee may change such a designation at any time by written notice. If an Optionee designates a beneficiary, the beneficiary may exercise the Optionee’s Options after the Optionee’s death. If an Optionee dies when the Optionee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Optionee’s estate to exercise the Option or, if there is none, the person entitled to exercise the Option under the Optionee’s will or the laws of descent and distribution. In any case, no Option may be exercised after its Expiration Date.

17.	Miscellaneous

17.1    Governing Law.    This Plan and all determinations made and actions taken under this Plan shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

17.2    Determination of Value.    Fair Market Value shall be determined as follows:

(a)    Listed Stock.    If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

(b)    Stock Quoted by Securities Dealer.    If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c)    No Established Market.    If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

17.3    Reservation of Shares.    During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

17.4    Electronic Communications.    Any Option Agreement, notice of exercise of an Option, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

17.5    Notices.    Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Options or Option Shares shall be in writing (or, if so authorized by Section 17.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

Adopted by the Board on:	__________________________

Approved by the stockholders on:	__________________________

Effective date of this Plan:	__________________________

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 5, 2004

10:00 a.m. PDT

Pruneyard Inn

1995 South Bascom Avenue

Campbell, California 95008

Secure Computing Corporation 4810 Harwood Road, San Jose, California 95124	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 5, 2004.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 through 5.

By signing this proxy, you revoke all prior proxies and appoint John McNulty and Timothy McGurran, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

There are three ways to vote your Proxy	COMPANY #

Your telephone or internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 4, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/scur/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 4, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Secure Computing, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of Directors:	01 Stephen M. Puricelli	☐ Vote FOR	☐ Vote WITHHELD
		02 Timothy McGurran	all nominees	from all nominees
(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To approve an amendment to the Restated Certificate of incorporation to increase the number of shares of common stock reserved for issuance from 50,000,000 shares to 100,000,000 shares;		☐ For ☐ Against ☐ Abstain

3.	To approve an amendment to the 2002 Stock Option Plan to increase the number of shares available for issuance by 2,500,000 shares;		☐ For ☐ Against ☐ Abstain

4.	To approve an amendment to the Employee Stock Purchase Purchase Plan to increase the number of shares available for issuance by 1,000,000 shares;		☐ For ☐ Against ☐ Abstain

5.	Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the company.		☐ For ☐ Against ☐ Abstain

In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box    ☐    Indicate changes below:

Dated: , 2004

Signature(s) in Box
Please sign exactly as your name(s) appear on proxy. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.